UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of Earliest Event Reported):
                                  July 25, 2008


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-11181                    94-2579751
(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)             Identification No.)


                                9172 Eton Avenue
                              Chatsworth, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 25, 2008, our board of directors resolved to increase the size of the board from seven directors to eight, and appointed Edward F. Voboril as a director to fill the vacancy created upon the expansion in the size of the board. Mr. Voboril will receive an annual retainer of $42,000, plus a travel stipend of $1,250 per day, for travel more than four hours, when attending board and committee meetings. Upon his appointment, Mr. Voboril also received (a) an initial award of equity compensation with a Black-Scholes value of $100,000, 25% in the form of restricted stock and 75% in the form of non-qualified stock options with a term of 10 years, which equity vests in equal quarterly installments over a one year period and (b) a pro-rated portion of the annual equity compensation paid to non-employee directors with a Black-Scholes value of $91,666, 25% in the form of restricted stock and 75% in the form of non-qualified stock options with a term of 10 years, which equity vests in equal quarterly installments over a one year period.

         Mr. Voboril previously served as the Chairman of the Board of Directors of Greatbatch, Inc. (NYSE: GB), developer, designer, and manufacturer of critical components for implantable medical devices, from 1997 until his retirement in January 2008. Mr. Voboril also served as that company's President and Chief Executive Officer from 1990 to August 2006. Mr. Voboril also currently serves as the Chairman of the Board of Analogic Corporation (NASDAQ: ALOG) and serves on its audit and nominating and corporate governance committees. Mr. Voboril has served on Analogic's board of directors since 1990.

         Prior to his appointment as a member of our board of directors, Mr. Voboril did not have any material relationship with us and no such relationship is currently proposed. Mr. Voboril does not have any family relationships with any of our other directors or executive officers.

         A press release announcing Mr. Voboril's appointment to the Board was issued by us on July 31, 2008, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (d)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit
                  Number   Description
                  ------   -----------

                  99.1 Press Release, dated July 31, 2008, published by IRIS International, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IRIS INTERNATIONAL, INC.



Date:    July 31, 2008              By: /S/ PETER DONATO
                                        -------------------------------
                                         Peter Donato
                                         Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1              Press  Release,   dated  July  31,  2008,  published  by  IRIS
                  International, Inc.


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